                                  OPPENHEIMER GROWTH FUND
                            Supplement dated May 1, 2003 to the
                             Prospectus dated October 23, 2002

      The Prospectus is changed as follows:

     1. The sections captioned "WHAT DOES THE FUND MAINLY INVEST IN?", "HOW DOES
THE PORTFOLIO  MANAGER  DECIDE WHAT  SECURITIES TO BUY OR SELL?" and "WHO IS THE
FUND DESIGNED FOR?" on page 3 are deleted and replaced by the following:

     WHAT DOES THE FUND  MAINLY  INVEST  IN? The Fund  invests  mainly in common stocks of "growth  companies." The Fund currently focuses on stocks of companies having a large or mid-size  market  capitalization,  but this focus could change over time.  The Fund can invest in domestic  companies  and  foreign  companies, although most of its investments are in stocks of U.S. companies.

     HOW DOES THE PORTFOLIO  MANAGER DECIDE WHAT  SECURITIES TO BUY OR SELL? The
portfolio manager looks for stocks of companies with high growth potential,  and normally  invests  in  between  20 and 60  companies,  to focus  the  portfolio.
Currently, the manager implements that investment approach by looking for:

o     Companies that have exceptional revenue growth
o     Companies with above-average earnings growth
o     Companies that can sustain exceptional revenue and earnings growth
o     Companies that are well established as leaders in high growth markets

     WHO IS THE FUND DESIGNED  FOR? The Fund is designed for  investors  seeking capital  appreciation in their  investment  over the long term.  Those investors should be willing to assume the risks of  short-term  share  price  fluctuations that are typical for a growth fund focusing on relatively few aggressive  growth companies.  Those  investors  should  understand  that the  Fund's  strategy  of investing in relatively  few companies  and  industries  may subject the Fund to greater risk and increased volatility than more broadly diversified funds. Since the Fund does not seek  income and its income  from  investments,  if any,  will likely be small,  it is not designed for  investors  needing  current  income or looking for preservation of capital.  Because of its focus on long-term  growth, the Fund may be appropriate for a portion of a retirement plan  investment.  The
Fund is not a complete investment program.

     2. The  following  is added  after  the  sub-section  captioned  "RISKS  OF
INVESTING IN STOCKS." on page 3:

     SECTOR  RISK.  To the  extent  that the Fund  focuses  its  investments  in relatively few industry sectors,  if those sectors are volatile or more volatile than other sectors due to  industry-specific  factors,  there is the possibility that the Fund's share price will be more  volatile  than funds that have broader sector  exposure.  Additionally,  while  the  Fund  is a  diversified  fund,  by investing in relatively  fewer stocks than more broadly  diversified  funds, its share prices may be subject to greater  volatility from factors affecting one or a few of its investments.

     3. The first paragraph  under the section  captioned "HOW RISKY IS THE FUND
OVERALL?" on page 4 is deleted and replaced with the following:

     The risks described above collectively form the overall risk profile of the
Fund,  and can  affect  the  value of the  Fund's  investments,  its  investment performance  and its prices per share.  Particular  investments  and  investment strategies have risks. By focusing on a relatively smaller number of investments and industry  sectors than more broadly  diversified  funds,  the Fund's risk is
increased   because  each   investment  has  a  greater  effect  on  the  Fund's
performance.  The Fund is also  subject to the risk that the stocks the  Manager selects will underperform the stock market,  the relevant indices or other funds with similar investment objectives and investment  strategies.  These risks mean that you can lose money by investing  in the Fund.  When you redeem your shares, they may be  worth  more or less  than  what  you  paid  for  them.  There is no assurance that the Fund will achieve its investment objective.

May 1, 2003                                                        PS0270.017